SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
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FORM 8-K
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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): April 4, 2013
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RESEARCH FRONTIERS INCORPORATED
(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

DELAWARE	1-9399	11-2103466
(STATE OR OTHER JURISDICTION	(COMMISSION FILE NUMBER)	(IRS EMPLOYER
OF INCORPORATION)		IDENTIFICATION NO.)

240 CROSSWAYS PARK DRIVE
WOODBURY, NEW YORK 11797-2033
(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES AND ZIP CODE)

REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (516) 364-1902

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On April 4, 2013 Aerospace Technologies Group Inc. (“ATG”) and InspecTech Aero Service Inc. (“InspecTech”) announced that they will join forces to fill a growing market need. Panacea™ – ATG’s new cabin window shade system featuring its electromechanical shades integrated with InspecTech’s electronic dimmable window (EDW) – offers the ideal solution for complete control of natural light, glare, heat and noise in aircraft cabins.

In an industry that flourishes on innovation and dynamism, airline passengers have become increasingly more demanding, seeking larger windows and access to more natural light in the cabin. Aircraft manufacturers have responded – the Boeing B787, Airbus A350 and Bombardier CSeries feature significantly larger windows than previous generation airliners (the same is true for new business jets, such as the Gulfstream G650 and Bombardier Global 7000/8000). This expanding trend has created the need to improve control of light, glare and heat transmission into the cabin. Interest in a window shade system that offers the combined benefits of an electromechanical shade and an EDW has quickly accelerated and is now considered a priority for passengers and aircraft original equipment manufacturers (OEMs) alike.

Well-known for the quality, reliability and pleasing aesthetics of their electromechanical aircraft window shade systems, Aerospace Technologies Group Inc. (ATG) has been monitoring the interest in EDWs. Utilizing input from aircraft operators and OEMs, ATG has been developing a combination product that meets all requirements. The evaluation phase included assessing available EDW technologies including electrochromic (EC) and suspended particle device (SPD-Smart), but the focus was narrowed to SPD-Smart because of its distinct performance advantages over other types of dimmable windows.

Firstly, SPD-Smart EDWs have a switching speed of a few seconds and allow the selection of an infinite number of light-transmission states – a significant improvement over the 90+ second switching speed of available EC devices which OEMs consistently advised was too slow. Secondly, SPD-Smart EDWs can block up to 99.96% of incoming light, darker than existing EC devices. Furthermore, it is the most mature EDW in the business jet industry. Manufactured under license from Research Frontiers Inc. (Nasdaq: REFR), SPD-Smart EDWs are already certified and flying on over 30 aircraft types and have been adopted in other transportation industries – Mercedes-Benz offers SPD-Smart technology in the panoramic glass roofs on several of their production cars.

To complete its development process, ATG partnered with well-respected manufacturer of SPD-Smart EDWs InspecTech Aero Service Inc. (IAS). The integration of ATG's and IAS's technologies has resulted in the development of the ultimate aircraft window shade: the Panacea Shade System.

Panacea offers an unmatched combination of benefits. Aesthetically pleasing, Panacea‘s clean design and numerous customizable options offer the ability to create the perfect complement to the aircraft interior. Panacea also offers the complete solution for natural light entering the cabin. Panacea’s dimmable window feature allows virtually instant transition to any level of tint from clear to very dark, thereby eliminating glare while still being able to enjoy the view of the world outside. Deploying the sheer (translucent) fabric shade creates soft, diffused lighting and a cabin ambiance that is second to none. With this sheer shade deployed, the passenger or crew can further control the amount of soft light to be enjoyed, by ”tuning” the EDW. Panacea also offers a true blackout, enabling passengers to sleep comfortably on long-range flights, whether day or night.

Complete control of natural light entering the cabin is achieved – from clear to dark, and from diffused to direct – through Panacea’s systems working flawlessly together.

In addition to natural light control, Panacea also offers two key eco-friendly benefits: firstly, Panacea helps reduce carbon emissions while on the ramp. When parked, Panacea’s EDW automatically switches to the maximum heat-blocking state, requiring much less cabin cooling in hot climates. This significantly reduces APU and/or engine CO2 emissions. Further, passengers entering a cabin equipped with Panacea will experience a cooler, more comfortable cabin. Secondly, the design of the system helps decrease cabin noise levels by dampening external noise; this is particularly effective as aircraft windows are a primary source of noise transmitted into the cabin.

“We are excited to be collaborating with ATG. The sense of luxury and opulence added by the decorative element is the perfect complement to our EDWs and will particularly appeal to premium markets,” says James Lang, CEO of InspecTech Aero Service Inc.

“ATG has been waiting for the right time to introduce Panacea. Today’s timing is ideal because we are now able to directly fill a market need with a premium product that not only maintains our quality standards but also offers unique benefits. Our customers are increasingly asking for this type of shade system, and I am very pleased to say that it is now here,” says Simon Kay, CEO of ATG.

Numerous Panacea Shade Systems, designed for a variety of aircraft platforms, will be on display in ATG’s booth at Aircraft Interiors Expo in Hamburg from April 9-11, 2013, stand 7B5.

Details are noted in the press release attached as Exhibit 99.1 to this Current Report on Form 8-K and incorporated herein by reference. This press release is also available on the Company's website at www.SmartGlass.com and at various other places on the internet.

This report and the press releases referred to herein may include statements that may constitute "forward-looking" statements as referenced in the Private Securities Litigation Reform Act of 1995. Those statements usually contain words such as "believe", "estimate", "project", "intend", "expect", or similar expressions. Any forward-looking statements are made by the Company in good faith, pursuant to the safe-harbor provisions of the Act. These forward-looking statements reflect management's current views and projections regarding economic conditions, industry environments and Company performance. Factors, which could significantly change results, include but are not limited to: sales performance, expense levels, competitive activity, interest rates, changes in the Company's financial condition and several business factors. Additional information regarding these and other factors may be included in the Company's quarterly 10-Q and 10K filings and other public documents, copies of which are available from the Company on request. By making these forward-looking statements, the Company undertakes no obligation to update these statements for revisions or changes after the date of this report.

The information in this Form 8-K or the press release reproduced herein shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, nor shall they be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits.

99.1 Research Frontiers press release dated April 4, 2013.

SIGNATURES

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RESEARCH FRONTIERS INCORPORATED

/s/ Joseph M. Harary
By: Joseph M. Harary
Title: President and CEO

Dated: April 8, 2013